2008 Business Outlook
November 30, 2007

“Statements in this call and presentation that set forth expectations or predictions are based on facts and situations that are known to us as of today, November 30, 2007.

“Actual results may differ materially, due to risks and uncertainties, such as those described on pages 16-22 of the Form 10-K in our
2006 annual report and our other subsequent filings with the SEC.
Statements in this call and presentation are not guarantees of future performance.”

Disclosure

Earnings Summary, Performance & Trends

Economic and Market Outlook

Matson Outlook and Operating Priorities

Properties Outlook and Operating Priorities

Financial Summary

Q&A

Call Agenda

2007 Highlights

Full year guidance affirmed

Excellent year amid challenging environment

2008 Outlook

8 – 12 percent earnings growth targeted in 2008

Economic headwinds present operating challenges

Ample debt capacity

Prodigious cash flows from operations
create financial opportunities

Strategic and opportunistic investments

Return cash to shareholders through repurchases

2008 Headwinds

Slowing growth in Hawaii – but still growth

Commercial real estate robust

Real estate pricing maintained

Negligible direct sub-prime impact

Shipping activity plateau at high level

Extraordinary fuel cost increases

Fuel surcharge hedge in Jones Act markets

Recovery mechanism less effective in volatile markets

Credit market turmoil

Further credit crunch could have broad impact

2008 Volume/Capital Forecast
Transportation

Matson Navigation

Growth (%)

Hawaii WB containers

0 - 2

Guam WB containers

4 - 6

China EB containers

0 - 2

Autos

Flat

Matson Integrated Logistics

Total Volume w/o acquisitions

10 – 12

Capital Targets ($ millions)

Matson Navigation Maintenance

45

MIL Strategic/Growth

25

2008 Volume/Capital Forecast
Real Estate

Development Pipeline

Units

Keola La’i Unit Sales

356

Kukui’ula Unit Sales

40

Kai Malu Unit Sales

38

Leasing Portfolio

Portfolio Occupancy

96%*

* Based on current portfolio

Capital Targets ($ millions)

Pipeline Capital - Committed

80

Pipeline Capital - Uncommitted

35

1031 Exchange Capital

50+

Project X

50

2008 Operating Strengths

Multi-market diversification a true strength in
uncertain economic environment

Shareholder Value Objectives

10 – 12% long-term earnings growth target

Commitment to sustained dividend growth

Continued, opportunistic share repurchases

Focused investments in higher-value segments

Logistics

Guam/China trade

Commercial portfolio – reinvesting land proceeds

RE development

Earnings Summary, Performance & Trends

Economic and Market Outlook

Matson Outlook and Operating Priorities

Properties Outlook and Operating Priorities

Financial Summary

Q&A

Call Agenda

Local economy is forecast to be healthy and stable

2008 Annual Forecast Growth (%)

Visitor arrival growth                                                                                   0.5

Visitor spending                                                                                                    3.7

Payroll job growth                                                                                             1.7

Real personal income growth                                                 2.2

Construction job count                                                                           1.0

Construction spending*                                                                        4.5

Unemployment rate                                                                              2.8%

Hawaii Economy

Data source: University of Hawaii Economic Research Organization

* Nominal contracting tax base

Hawaii Real Estate Outlook

Data sources: Colliers Monroe Friedlander, Bank of Hawaii,
First Hawaii an Bank

A&B Leasing portfolio property

A&B Development pipeline property

Maui

Oahu

Kauai

Commercial markets

Vacancy

Average

asking rent

Office

6.9%

$2.69 psf

Retail

3.5%

$3.20 psf

Industrial

2.2%

$1.19 psf

Residential markets

Excess inventory less problematic

than elsewhere – shortage exists

Honolulu median SFH price up 2.3%

in 3Q07, despite volume drop

Earnings Summary, Performance & Trends

Economic and Market Outlook

Matson Outlook and Operating Priorities

Properties Outlook and Operating Priorities

Financial Summary

Q&A

Call Agenda

2008 Priorities
Transportation

Core Business Profitability:

Increase yield on China cargo, limited volume growth

Manage capacity, costs and margin in Hawaii service

Guam uptick mirrors impending military build-up

Growth:

Internal and acquisitive growth at MIL in highway segment

Acquisitive growth at Matson Global

Leverage China success

Increase China EB Container Volume

Ships near capacity now, so volume growth limited

Increase service line profitability by

Growing top line by 7 – 10%

Shift cargo/customer mix to
reflect full utilization

Seek rate increases in contracting
cycle, including bunker fuel surcharge

WB reload program – up to 85%

Growth:

Leverage early success, determine expansion direction

Core Business Profitability & Growth
China Service

Core Business Profitability & Growth
Hawaii Service

Manage Capacity & Revenues

Improve productivity with off-dock facility

Mokihana adds 120% Ro-Ro capacity, $2.5 million yield improvement

Neighbor island crane placement will improve stevedoring

Manage Costs

Fewer dry dockings (4 vs. 6)

Barges back in service - $3.0 million lower outside transportation

Manage Margin

Capture higher percentage of general rate increase

Match fuel surcharge with fuel prices

Core Business Profitability & Growth
Guam

Expand volume by 4 – 6 percent

Military ramp-up expected to continue

Container volume growth projected
to accelerate through 2012

Increase service line profitability

Top-line growth to exceed volume expansion

Infrastructure improvements required

Growth

Shoreside transportation/value-add services possible

Core Business Profitability & Growth
Matson Integrated Logistics

Expand volume by 10 – 12%

Market and share growth fuels increase

Acquisitions provide additional upside

Increase profitability

Margin compression expected, mitigated by shift
toward higher margin highway brokerage

Growth

Acquisitions critical to achieve higher targets

Matson Global acquisitions to provide benefits:

Cross-selling opportunities with MIL

Product line expansion

Links with real estate activities

Earnings Summary, Performance & Trends

Economic and Market Outlook

Matson Outlook and Operating Priorities

Properties Outlook and Operating Priorities

Financial Summary

Q&A

Call Agenda

2008 Priorities
Real Estate

Core Business Profitability:

Complete construction/sales at Keola La’i

Meet all other sales objectives in current pipeline

Focus on commercial property mix, mitigate tenant turnover

High-value property sales

Growth:

Complete/continue construction at key developments

Place over $200 million of capital to work

Expand commercial portfolio through property sales

Core Business Profitability & Growth
Real Estate Development – Sales & Capital

Keola La’i

First closings scheduled for 1Q08, all units close by YE

More than $220 million in revenue

$14 million in capital to complete project

Kukui’ula JV

40 units to be sold in 2008, $44 million in JV revenue

$130 million in construction activity planned

$40 million A&B capital commitment

Kai Malu JV

Project complete in 2008, $68 million in JV revenue

No additional capital required

Targeted Real Estate Investments
Development Pipeline

Ka Milo

Valencia

Bakersfield

Brydeswood

Port Allen

Kane Street

Kahului Town Center

Maui Business Park II

2010 and Beyond

2008

2009

Waiawa

Keola La'i

Kukui'ula (Res. and Comm)

Additional Wailea

Wailea MF-7

Wailea MF-19

Wailea MF-11

Kai Malu at Wailea

Current
Status

Entitled

Under construction

Sales Commenced

Real Estate Profitability & Growth
Leasing and Non-core

Profitability

Accelerate tenanting absorption
at Savannah

Favorably address limited lease
expiration exposure (< 9%)

Identify suitable disposition candidates

$50+ million 1031 exchange capital

Non-core property sales

Growth

$50 million Project X capital

Seek new geographic footprints aligned with strategic plan

Core Business Priorities
Agribusiness

Need to improve on disappointing
2007 sugar production levels

Shift to higher margin specialty
sugar sales will drive profitability

Ethanol not feasible at current
market prices

Earnings Summary, Performance & Trends

Economic and Market Outlook

Matson Outlook and Operating Priorities

Properties Outlook and Operating Priorities

Financial Summary

Q&A

Call Agenda

Additional Financial Disclosures

   Joint Ventures

2006 10-K

Described asset
and earnings base
of Company
joint ventures by
Industry

February 2007

Income Portfolio

8-K Filing

Commercial
portfolio
supplementary
information packet

August 2007

Dev. Pipeline

Entitlement efforts,
acreage, units,
development
timing, capital
invested/projected,
sales status,
JV structures, etc.

Q1 2008

5-year Data

8-K Filing

Broke out asset,
capital and
depreciation figures
by Industry
Segment

April 2007

2008 Cash Flow*

$231 million swing in
FCF in two years as
Company realizes
benefits of prior
investments

2008 CapEx includes
growth capital, modest
maintenance capital

* Includes 1031 proceeds
and capital expenditures for
real estate classified as
inventory and investments.

2008 Capital Allocation Targets

2008F ($ MM)

Committed Capital

115

Maintenance Capital

75

Strategic/Growth Capital

115

TOTAL

305

Share Repurchases

TBD

A Commitment to Shareholders
Cash Returned to Shareholders (1998 – 3Q07)

($ millions)

Net Income

$882.9

Dividends

$382.5

Dividend Ratio

43%

Share Repurchases

$192.0

Total Cash Payout Ratio

65%

2008 Key Growth Targets
Operating Profit Growth YOY

2008F (%)

Matson Navigation

4 - 8

Matson Integrated Logistics

6 - 18

Real Estate Leasing

Negative to Flat

Real Estate Sales/Development

18 - 25

Agribusiness

Flat

TOTAL

8 - 12%

Q&A

Questions & Answers